Earnings Report to the
Financial Community
First  Quarter 2013
Table of Contents
Conference call slides..................................................
Quarterly EPS...............................................................
Regulatory matters fact sheet....................................
Financial statements and operating statistics..........
Non-GAAP financial measures....................................
Exhibit 99.2
Page No.
2 -11
12
13
14-21
22-23

First Quarter 2013 Financial Results May 3, 2013

Safe Harbor Statement
IR Contacts
Max Kuniansky Jessica Lucero
Executive, Investor Relations Financial Analyst
(702) 402-5627 (702) 402-5612
mkuniansky@nvenergy.com jlucero@nvenergy.com
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995 regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra
Pacific Power Company both d/b/a NV Energy. Forward-looking statements include earnings guidance and estimates or forecasts of operating and financial metrics.  These statements reflect current expectations of future conditions and events and as such are subject to a variety of risks, uncertainties and assumptions that could cause actual results to differ materially from current expectations. These risks,  uncertainties and assumptions  include, but are not limited to, NV
Energy Inc.'s ability to maintain access to the capital markets, NV Energy Inc.'s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.'s subsidiaries, particularly Nevada Power Company and Sierra
Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.'s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.'s and its subsidiaries' financing agreements. For Nevada Power Company and
Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy
Portfolio Standard, the effect of existing or future Nevada or federal laws or regulations affecting the electric industry, changes in environmental laws and regulations, construction risks, including but not limited to those associated with the
ON Line project, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, wildfire and other natural phenomena, explosions, fires, accidents, vandalism, or mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system,  their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings, penalties or findings in their rate or other cases. Further risks, uncertainties and assumptions that may cause actual results to differ from current expectations pertain to weather conditions, customer and sales growth, plant outages, operations and maintenance expense,  depreciation and allowance for funds used during construction, interest rates and expense, cash flow and regulatory matters.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra
Pacific Power Company both d/b/a NV Energy are contained in their Annual Reports on Form 10-K for the year ended
December 31, 2012, filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and
Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

$21.5
$12.2
2012
2013

$0.09
$0.05
2012
2013

$338.0
$347.3
2012
2013

NVEnergy

First Quarter Financial Results
Major Drivers
Q1 2013 vs. Q1 2012
NV Energy Consolidated
Net Income
$ millions
EPS
diluted
Gross Margin
$ millions
Pre-Tax Total After Tax
Gross Margin:
($ millions) EPS Impact
Weather
$       0.02
Customer growth
-
Usage and other -
Other:
O&M expense
0.02
Depreciation
(0.01)
Interest expense
0.02
7.6 $
2.7
(1.0)
6.0
6.5
(5.1)

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
0.6%
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13

NVEnergy

5 Change in Average Customers % change, quarter vs. prior year, retail

NVE - South

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
6.9%
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13

NVE - North

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
7.1%
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13

NVEnergy

6 Declining Low-use Customer Accounts Low-use accounts, a proxy for vacant homes, continue to decline. % of residential customers

$0.07
$0.04
$(0.02)
$(0.01)
Q1
Q2
Q3
Q4

Q1
Q2
Q3
Q4

EPS Impact of Weather: Actual vs. Normal
Weather was close to normal for Q1 2013, but adversely affected the same period last year by $0.02/share.
2012
Estimates; normal = 20-year average
2013
No
Impact

236
498
Feb. 12
Feb. 13

16%
12%
8%
4%
11.6%
8.2%
9.7%
7.6%
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Nevada
U.S.

8 Nevada Economy Slow, Steady Recovery New Housing Permits Southern Nevada Unemployment

Southern Nevada Economy
Slow, Steady Recovery
* February 2013 except Total Employment, Active Residential Electric Meters and New Residents
(March 2013).
Year Ago Most Current*
Increase
(Decrease)
New Home Sales
Median Existing Home Price
Median New Home Price
Total Employment (thousands)
Active Residential Electric Meters
New Residents (Drivers License Count)
Existing Home Sales
193,900
105,000
310
817.9
746,166
5,886
4,132 3,433
5,430
753,478
834.2
510
234,467
137,500
65%
31%
21%
2%
1%
(8%)
(17%)
$
$
$
$

2013 Earnings Guidance
EPS: $1.25 - $1.35
Guidance is based on ongoing, normalized EPS for Q2 – Q4
2013, excluding unexpected events.
For further information see forward –looking statements and risk factors in 2012 SEC Form 10-K
Assumptions
Weather Q1 actual; Q2-Q4 normal
Customers 1.2% increase
Gross margin Down; customer growth offset by normal weather
O&M expense Flat; Reid Gardner costs, NV Energize savings
Depreciation Increase; Reid Gardner costs, capital expenditures
Interest expense Decrease; 2012 refinancings, debt reduction
Interest expense - regulatory Decrease as reduce over-collections

$621
$499
$520
$440
$480
$450
$480
11
12
13
14
15
16
17
Base
Environmental
All Other

1,180
450
340
280
60
(130)
13
14
15
16
17
18

NVEnergy

Gross capital expenditures, including contributions in aid of construction, debt AFUDC, and net salvage.
Capacity needs do not reflect NVision legislation.
Capital Expenditures and Capacity Needs
$ millions
MWs

$0.05
$0.09
$0.29
$0.94
$0.07
Q1
Q2
Q3
Q4
2012
2013

Third Quarter is Key to 12-Month Results
Summer weather in southern Nevada can
significantly affect financial results.
Earnings Per Share (diluted)
2008
2009
2010
2011
2012
2013
0.10 0.15
0.08
0.16
0.05
0.29 0.05
0.01
(0.01)
(0.09)
0.09
(0.11)
(0.01)
0.02
0.06
0.07
1.35
0.69
0.96
0.78
0.89
0.78
0.75
0.73
0.94
Q1 Q2 Q3 Q4 Year
0.64

Regulatory Matters Fact Sheet
April 30, 2013
Issue Timeline Docket
FERC Rate Case • October 31, 2012: filed for new transmission and ancillary rates.
• Requested revenue increase: $14.5 million.
• Certain new rates suspended by FERC order to
June 1.
SPPC = ER13-247-000
NPC = ER13-255-000
Annual DEAA, REPR,
EEIR, EEPR and
TRED Adjustment
• March 1, 2013: made annual filings.
• Hearings to review costs for prudency and
reasonableness scheduled August 7-9, 2013.
• New rates effective October 1, 2013.
NPC = 13-03003
SPPC (electric) = 13-03004
SPPC (gas) = 13-03005
NVE-North General
Rate Case
• To be filed in early June.
• Rates effective January 1, 2014.
TBD
Merger Filing • To be filed about six months prior to completion of ON Line.
TBD
For more information, contact Investor Relations:
Max Kuniansky: 702.402.5627 or mkuniansky@nvenergy.com
Jessica Lucero: 702.402.5612 or jlucero@nvenergy.com

NV ENERGY, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
OPERATING REVENUES	$584,222	$611,420

OPERATING EXPENSES:
Fuel for power generation	147,248	117,035
Purchased power	121,310	117,116
Gas purchased for resale	37,620	31,617
Deferred energy	(79,065)	(11,739)
Energy efficiency program costs	9,845	19,425
Other operating expenses	104,672	103,601
Maintenance	24,906	32,526
Depreciation and amortization	96,002	90,862
Taxes other than income	16,476	14,509

Total Operating Expenses	479,014	514,952

OPERATING INCOME	105,208	96,468

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $2,131 and $1,595)	(73,337)	(77,931)
Interest expense on regulatory items	(827)	(2,202)
AFUDC-equity	2,889	1,932
Other income	3,820	4,194
Other expense	(4,251)	(3,060)

Total Other Income (Expense)	(71,706)	(77,067)

Income Before Income Tax Expense	33,502	19,401

Income tax expense	12,027	7,228

NET INCOME	21,475	12,173

Other comprehensive income (loss):
Change in compensation retirement benefits liability and amortization (Net of taxes $(136) and $(89) in 2013 and 2012, respectively)	246	155
Change in market value of risk management assets and liabilities (Net of taxes $(110) and $141 in 2013 and 2012, respectively)	199	(246)

OTHER COMPREHENSIVE INCOME (LOSS)	445	(91)

COMPREHENSIVE INCOME	$21,920	$12,082

Amount per share basic and diluted
Net income per share - basic and diluted	$0.09	$0.05

Weighted Average Shares of Common Stock Outstanding - basic	235,193,702	235,999,750

Weighted Average Shares of Common Stock Outstanding - diluted	237,005,888	237,526,863

Dividends Declared Per Share of Common Stock	$0.19	$0.13

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	March 31, 2013	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$250,953	$298,271
Accounts receivable less allowance for uncollectible accounts:
2013 - $6,533; 2012 - $8,748	317,191	373,099
Materials, supplies and fuel, at average cost	133,613	138,337
Deferred income taxes	88,648	60,592
Other current assets	54,397	40,750

Total Current Assets	844,802	911,049

Utility Property:
Plant in service	12,077,001	12,031,053
Construction work-in-progress	730,262	708,109

Total	12,807,263	12,739,162
Less accumulated provision for depreciation	3,378,468	3,313,188

Total Utility Property, Net	9,428,795	9,425,974

Investments and other property, net	58,389	56,660

Deferred Charges and Other Assets:
Deferred energy	84,120	87,072
Regulatory assets	1,102,348	1,132,768
Regulatory asset for pension plans	277,836	281,195
Other deferred charges and assets	82,343	89,418

Total Deferred Charges and Other Assets	1,546,647	1,590,453

TOTAL ASSETS	$11,878,633	$11,984,136

(Continued)

NV ENERGY, INC.

CONSOLIDATED BALANCE SHEETS

(Dollars in Thousands, Except Share Amounts)

(Unaudited)

	March 31, 2013	December 31, 2012

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Current maturities of long-term debt	$481,342	$356,283
Accounts payable	280,206	332,245
Accrued expenses	95,080	127,693
Deferred energy	56,336	136,865
Other current liabilities	69,306	66,221

Total Current Liabilities	982,270	1,019,307

Long-term debt	4,541,241	4,669,798

Commitments and Contingencies

Deferred Credits and Other Liabilities:
Deferred income taxes	1,510,369	1,470,973
Deferred investment tax credit	12,984	13,538
Accrued retirement benefits	164,315	162,260
Regulatory liabilities	558,692	550,687
Other deferred credits and liabilities	564,911	540,202

Total Deferred Credits and Other Liabilities	2,811,271	2,737,660

Shareholders’ Equity:
Common stock, $1.00 par value; 350 million shares authorized; 235,999,750 issued for 2013 and 2012; 235,526,514 and 235,079,156 outstanding for 2013 and 2012, respectively	236,000	236,000
Treasury stock at cost, 473,236 shares and 920,594 shares for 2013 and 2012, respectively	(8,660)	(16,804)
Other paid-in capital	2,714,107	2,712,943
Retained earnings	612,030	635,303
Accumulated other comprehensive loss	(9,626)	(10,071)

Total Shareholders’ Equity	3,543,851	3,557,371

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$11,878,633	$11,984,136

(Concluded)

NV ENERGY, INC.

FREE CASH FLOW AND CONSOLIDATED OPERATING STATISTICS

(Unaudited)

FREE CASH FLOW

(dollars in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year
Free Cash Flow*	$(9,054)	$(48,501)	81.3%

*	Free cash flow is a non-GAAP financial measure as defined by the SEC. See the “Non-GAAP Financial Measures” section for additional information and GAAP reconciliation.

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year	Change in Average Customers
Residential	2,240	2,136	4.9%	0.6%
Commercial	1,566	1,616	(3.1)%	1.0%
Industrial	2,303	2,285	0.8%	1.0%

TOTAL RETAIL	6,109	6,037	1.2%	0.6%

GAS SALES - Dth

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year
Residential	4,136	3,708	11.5%
Commercial	2,076	1,879	10.5%
Industrial	533	476	12.0%

TOTAL RETAIL	6,745	6,063	11.2%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year
Generated	4,822	4,465	8.0%
Purchased	1,748	2,037	(14.2)%

TOTAL	6,570	6,502	1.0%

DEGREE DAYS

	Three Months Ended March 31,
				% Change From
	2013	2012	Normal*	Prior Year	Normal
SOUTH
Heating	1,050	924	1,025	13.6%	2.4%
Cooling	86	41	30	109.8%	186.7%
NORTH
Heating	2,285	2,128	2,227	7.4%	2.6%
Cooling	—	—	—	N/A	N/A

*	Normal = 20-year average

NEVADA POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Dollars in Thousands)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
OPERATING REVENUES	$371,863	$395,688

OPERATING EXPENSES:
Fuel for power generation	105,531	80,549
Purchased power	81,408	81,531
Deferred energy	(45,355)	2,171
Energy efficiency program costs	7,967	15,774
Other operating expenses	67,392	66,462
Maintenance	18,075	23,073
Depreciation and amortization	68,661	64,990
Taxes other than income	9,959	8,454

Total Operating Expenses	313,638	343,004

OPERATING INCOME	58,225	52,684

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $1,837 and $1,179)	(51,259)	(54,405)
Interest income (expense) on regulatory items	(802)	(2,016)
AFUDC-equity	2,366	1,413
Other income	2,404	1,709
Other expense	(2,401)	(1,346)

Total Other Income (Expense)	(49,692)	(54,645)

Income Before Income Tax Expense	8,533	(1,961)

Income tax expense	3,088	(645)

NET INCOME (LOSS)	5,445	(1,316)

Other comprehensive income:
Change in compensation retirement benefits liability and amortization (Net of taxes $(54) and $(32) in 2013 and 2012, respectively)	97	63

COMPREHENSIVE INCOME (LOSS)	$5,542	$(1,253)

NEVADA POWER COMPANY

CONSOLIDATED OPERATING STATISTICS

(Unaudited)

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year		Change in Average Customers
Residential	1,611	1,536	4.9%		0.6%
Commercial	916	957	(4.3)%		1.1%
Industrial	1,635	1,652	(1.0	) %	0.7%

TOTAL RETAIL	4,162	4,145	0.4%		0.6%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year
Generated	3,675	3,287	11.8%
Purchased	643	1,026	(37.3)%

TOTAL	4,318	4,313	0.1%

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Dollars in Thousands)

(Unaudited)

	Three Months Ended March 31,
	2013	2012
OPERATING REVENUES:
Electric	$172,627	$169,806
Gas	39,729	45,922

Total Operating Revenues	212,356	215,728

OPERATING EXPENSES:
Fuel for power generation	41,717	36,486
Purchased power	39,902	35,585
Gas purchased for resale	37,620	31,617
Deferral of energy - electric - net	(19,335)	(12,670)
Deferral of energy - gas - net	(14,375)	(1,240)
Energy efficiency program costs	1,878	3,651
Other operating expenses	35,805	36,432
Maintenance	6,831	9,453
Depreciation and amortization	27,341	25,872
Taxes other than income	6,295	5,863

Total Operating Expenses	163,679	171,049

OPERATING INCOME	48,677	44,679

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $294 and $416)	(15,525)	(16,973)
Interest expense on regulatory items	(25)	(186)
AFUDC-equity	523	519
Other income	1,140	2,183
Other expense	(1,248)	(1,335)

Total Other Income (Expense)	(15,135)	(15,792)

Income Before Income Tax Expense	33,542	28,887

Income tax expense	11,638	10,243

NET INCOME	21,904	18,644

Other comprehensive income:
Change in compensation retirement benefits liability and amortization (Net of taxes $(31) and $(23) in 2013 and 2012, respectively)	59	42

COMPREHENSIVE INCOME	$21,963	$18,686

SIERRA PACIFIC POWER COMPANY

CONSOLIDATED OPERATING STATISTICS

(Unaudited)

ELECTRIC SALES - MWh’s

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year	Change in Average Customers
Residential	629	600	4.8%	0.6%
Commercial	650	659	(1.4)%	0.7%
Industrial	668	633	5.5%	4.8%

TOTAL RETAIL	1,947	1,892	2.9%	0.6%

GAS SALES - Dth

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year
Residential	4,136	3,708	11.5%
Commercial	2,076	1,879	10.5%
Industrial	533	476	12.0%

TOTAL RETAIL	6,745	6,063	11.2%

ELECTRIC SOURCES - MWh’s

(in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year
Generated	1,147	1,178	(2.6)%
Purchased	1,105	1,011	9.3%

TOTAL	2,252	2,189	2.9%

Non-GAAP Financial Measures

Free Cash Flow

“Free cash flow” meets the definition of a non-GAAP financial measure. NV Energy, Inc. defines free cash flow as net cash from operating activities less additions to utility plant (excluding AFUDC-equity). Since free cash flow is not a measure of liquidity calculated in accordance with GAAP, it should be considered in addition to, but not as a substitute for, the GAAP measure net cash from operating activities.

NV Energy, Inc. considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated from operations after capital expenditures that may be available for increasing its common stock dividend payout ratio, strengthening its capital structure, and considering new investment opportunities.

NV Energy, Inc.’s definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. The table below provides a reconciliation between GAAP net cash from operating activities and non-GAAP free cash flow (dollars in thousands).

	Three Months Ended March 31,
	2013	2012	Change from Prior Year
Net Cash from Operating Activities	$88,894	$67,316	32.1%
Less Additions to Utility Plant (Excluding AFUDC-Equity)	(97,948)	(115,817)	(15.4)%

Free Cash Flow	$(9,054)	$(48,501)	81.3%

Gross Margin

NV Energy, Inc. presents gross margin in order to aid the reader in determining how profitable the utilities’ electric and gas businesses are at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.

NV Energy, Inc. believes presenting gross margin allows the reader to assess the impact of the utilities’ regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in regulated utility electric and natural gas supply costs versus the fixed rates collected from utility customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to utility customers. Gross margin, which NV Energy, Inc. calculates as operating revenues less energy and energy efficiency program costs, provides a measure of income available to support the other operating expenses of the utilities. Gross margin changes are based primarily on the utilities’ general base rate adjustments (which are required to be filed by statute every three years). These non-GAAP measures should not be considered as substitutes for the GAAP measures. Reconciliations between GAAP operating income and gross margin are provided in the table below (dollars in thousands).

NV Energy, Inc.

Consolidated Gross Margin

(dollars in thousands)

	Three Months Ended March 31,
	2013	2012	Change from Prior Year %
Operating Revenues:	$584,222	$611,420	(4.4)%

Energy Costs:
Fuel for power generation	147,248	117,035	25.8%
Purchased power	121,310	117,116	3.6%
Gas purchased for resale	37,620	31,617	19.0%
Deferred energy	(79,065)	(11,739)	573.5%
Energy efficiency program costs	9,845	19,425	(49.3)%

Total Costs	$236,958	$273,454	(13.3)%

Gross Margin	$347,264	$337,966	2.8%

Other operating expenses	104,672	103,601
Maintenance	24,906	32,526
Depreciation and amortization	96,002	90,862
Taxes other than income	16,476	14,509

Operating Income	$105,208	$96,468	9.1%